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                                                                 Exhibit 10.22.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

                                     BETWEEN

                             PRIMEENERGY CORPORATION
                       PRIMEENERGY MANAGEMENT CORPORATION
                             PRIME OPERATING COMPANY
                        EASTERN OIL WELL SERVICE COMPANY
                     SOUTHWEST OILFIELD CONSTRUCTION COMPANY
                              EOWS MIDLAND COMPANY
                           F-W OIL EXPLORATION L.L.C.

                                       AND

                          GUARANTY BANK, FSB, AS AGENT
                                  AND A LENDER

                       EFFECTIVE AS OF SEPTEMBER 22, 2003

             REDUCING REVOLVING LINE OF CREDIT OF UP TO $50,000,000
                   REDUCING REVOLVING TERM LOAN OF $3,666,665

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                                  TABLE OF CONTENTS

                                                                                         PAGE
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
ARTICLE I       DEFINITIONS.........................................................      1
  1.01          Terms Defined Above.................................................      1
  1.02          Terms Defined in Agreement..........................................      1
  1.03          References..........................................................      1
  1.04          Articles and Sections...............................................      2
  1.05          Number and Gender...................................................      2
ARTICLE II      AMENDMENTS..........................................................      2
  2.01          Amendment of Section 2.9(a).........................................      2
  2.02          Addition of Section 2.25............................................      2
  2.03          Amendment of Section 6.6............................................      2
  2.04          Amendment of Section 6.7............................................      2
  2.05          Amendment of Section 6.8............................................      3
ARTICLE III     CONDITIONS..........................................................      3
  3.01          Receipt of Documents................................................      3
  3.02          Accuracy of Representations and Warranties..........................      4
  3.03          Matters Satisfactory to Lenders.....................................      4
ARTICLE IV      REPRESENTATIONS AND WARRANTIES......................................      4
ARTICLE V       RATIFICATION........................................................      5
ARTICLE VI      MISCELLANEOUS.......................................................      5
  6.01          Scope of Amendment..................................................      5
  6.02          Agreement as Amended................................................      5
  6.03          Parties in Interest.................................................      5
  6.04          Rights of Third Parties.............................................      5
  6.05          ENTIRE AGREEMENT....................................................      5
  6.06          GOVERNING LAW.......................................................      5
  6.07          JURISDICTION AND VENUE..............................................      6

                                       i

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                      SECOND AMENDMENT TO CREDIT AGREEMENT


        This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made and entered into effective as of September 22, 2003, between PRIMEENERGY CORPORATION, a Delaware corporation ("PEC"), PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, EOWS MIDLAND COMPANY, a Texas corporation, and F-W OIL EXPLORATION L.L.C., a Delaware limited liability company ("FWOE") (collectively, the "Borrower"), with each other lender that is a signatory hereto or becomes a signatory hereto as provided in Section 9.1, (individually, together with its successors and assigns, a "'Lender" and collectively together, with their respective successors and assigns, the "Lenders") and GUARANTY BANK, FSB, a federal savings bank, as agent for the Lenders (in such capacity, together with its successors in such capacity pursuant to the terms hereof, the "Agent").

                               W I T N E S S E T H

        WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated December 19, 2002, as amended by First Amendment to Credit Agreement dated effective as of June 1, 2003 (the "Agreement"), to which reference is here made for all purposes;

        WHEREAS, Borrower has acquired a majority interest in FWOE and FWOE has been added to the Agreement as a Borrower effective the date of this Second Amendment;

        WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Second Amendment, the parties hereto agree as follows:

                                    ARTICLE I
                                  DEFINITIONS

        1.01 Terms Defined Above. As used herein, each of the terms "Agent," "Agreement," "Borrower," "Lenders" and "Second Amendment." shall have the meaning assigned to such term hereinabove.

        1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

        1.03 References. References in this Second Amendment to Article or Section numbers shall be to Articles and Sections of this Second Amendment, unless expressly stated herein to the contrary. References in this Second Amendment to "hereby," "herein," hereinafter," hereinabove,"

                                       1
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"hereinbelow," "hereof." and "hereunder" shall be to this Second Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

        1.04 Articles and Sections. This Second Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Second Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

        1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                   ARTICLE II
                                   AMENDMENTS

        The Borrower and the Lender hereby amend the Agreement in the following particulars:

        2.01 Amendment of Section 2.9(a). Section 2.9(a) of the Agreement is hereby amended to read as follows:

        "2.9 Borrowing Base Determinations, (a) The Borrowing Base as of September 9, 2003, is acknowledged by the Borrower and the Lenders to be $25,800,000."

        2.02 Addition of Section 2.25. Section 2.25 is added to the Agreement as follows:

        "2.25 Limitation of Liability of FWOE. FWOE's liability to the Lender on the Note and other Obligations under the Agreement is limited to $3,800,000."

        2.03 Amendment of Section 6.6. Section 6.6 of the Agreement shall be amended to add the following sentence:

        "6.6 Loans or Advances. ... Notwithstanding the above, the Borrower may make a loan to FWOE in the amount of $1,312,500 pursuant to the terms of the Subscription Agreement dated August 27, 2003, by and between FWOE, F-W Oil Interests, Inc., Frank C. Wade and PEC."

        2.04 Amendment of Section 6.7. Section 6.7 of the Agreement shall be amended to add the following sentence:

        "6.7 Investments. ... Notwithstanding the above, the Borrower may make an investment in FWOE in the amount of $4,166,000 pursuant to the terms of the Subscription Agreement dated August 27, 2003, by and between FWOE, F-W Oil Interests, Inc., Frank C. Wade and PEC."

                                       2

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        2.05 Amendment of Section, 6.8. Section 6.8 of the Agreement shall be amended to add the following sentence:

        "6.8 Dividends and Distributions. ... Notwithstanding the above, FWOE may make distributions to PEC (1) in the amount of $2,187,500, and (2) in the amount of $1,312,500 in payment of the Promissory Note dated August 27, 2003 and (3) to F-W Oil Interests, Inc. and Frank C. Wade in amounts due in settlement of accounting matters as a result of the Subscription Agreement dated August 27, 2003, between PEC and FWOE et al."

                                  ARTICLE III
                                   CONDITIONS

        The obligation of the Lenders to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

        3.01 Receipt of Documents. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

        (a) multiple counterparts of this Second Amendment as requested by the Lender;

        (b) Mortgage, Deed of Trust, Indenture, Security Agreement. Assignment of Production and Financing Statement from FWOE covering all Oil and Gas Properties of FWOE and all improvements, personal property, and fixtures related thereto;

        (c) Financing Statements from FWOE, as debtor, constituent to the instrument described in clause (b) above;

        (d) undated letters, in form and substance satisfactory to the Agent, from FWOE to each purchaser of production and disburser of the proceeds of production from or attributable to the Mortgaged Properties, together with additional letters with the addressees left blank, authorizing and directing the addressees to make future payments attributable to production from the Mortgaged Properties directly to the Agent;

        (e)      Security Agreement from FWOE pledging contract rights, etc.;

        (f) Financing Statements from FWOE, as debtor, constituent to the instrument described in clause (e) above;

        (g) payment by FWOE to Guaranty Bank, FSB of $19,000 as a Facility Fee for the increase in the Borrowing Base of $3,800,000;

        (h) Ratification of and Amendment to Mortgage, Deed of Trust, Indenture, Security Agreement, Financing Statement and Assignment of Production;

                                       3

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        (i)      Financing Statements from the Borrower, as debtor, constituent to the instrument described in clause (h) above;

        (j) pledge of membership interest of Borrower in FWOE together with blank power of sale;

        (k) copies of the formation documents of FWOE and all amendments thereto, accompanied by a certificate dated the Closing Date issued by the secretary or an assistant secretary or another authorized representative of FWOE to the effect that each such copy is correct and complete;

        (l) a certificate of incumbency dated the Closing Date, including specimen signatures of all officers or other representatives of FWOE who are authorized to execute Loan Documents on behalf of FWOE, such certificate being executed by an authorized representative of FWOE;

        (m) copies of resolutions of FWOE, adopted by the board of managers of FWOE approving the Loan Documents to which FWOE is a party and authorizing the transactions contemplated herein and therein, accompanied by a certificate dated the date of the Second Amendment issued by an authorized representative of FWOE to the effect that such copies are true and correct copies of resolutions duly adopted and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or rescinded in any respect, and are in full force and effect as of the date of such certificate;

        (n)      Note in the form of Exhibit I hereto; and

        (o) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Agent may reasonably request.

        3.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Second Amendment shall be true and correct.

        3.03 Matters Satisfactory to Lenders. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lenders.

        3.04 Amendment of Exhibit I. Exhibit I, i.e. the Form of Promissory Note, shall be as set forth on Exhibit I to this Second Amendment.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

        The Borrower hereby expressly re-makes, in favor of the Lenders, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                       4

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                                    ARTICLE V
                                  RATIFICATION

        Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Second Amendment.

                                   ARTICLE VI
                                  MISCELLANEOUS

        6.01 Scope of Amendment. The scope of this Second Amendment is expressly limited to the matters addressed herein and this Second Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Second Amendment.

        6.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Second Amendment.

        6.03 Parties in Interest. All provisions of this Second Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

        6.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

        6.05 ENTIRE AGREEMENT. THIS SECOND AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS SECOND AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        6.06 GOVERNING LAW. THIS SECOND AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED

                                       5

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HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF
TEXAS.

        6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS SECOND AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

                                       6

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        IN WITNESS WHEREOF, this Second Amendment to Credit Agreement is executed effective the date first hereinabove written.

                                             BORROWER

                                             PRIMEENERGY CORPORATION PRIMEENERGY
                                             MANAGEMENT CORPORATION, PRIME
                                             OPERATING COMPANY, EASTERN OIL WELL
                                             SERVICE COMPANY, SOUTHWEST OILFIELD
                                             CONSTRUCTION COMPANY EOWS MIDLAND
                                             COMPANY

                                             By:
                                                --------------------------------
                                                    Beverly A. Cummings
                                                    Executive Vice President,
                                                    Treasurer, and Chief
                                                    Financial Officer

                                             F-W OIL EXPLORATION L.L.C.

                                             By:
                                                --------------------------------
                                                    Jim R. Brock
                                                    President and CFO

                                       7

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                                             AGENT AND LENDER

                                             GUARANTY BANK, FSB

                                             By:
                                                --------------------------------
                                                     Richard E. Menchaca
                                                     Senior Vice President

                                       8

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                                   EXHIBIT I
                                 [FORM OF NOTE]

                                PROMISSORY NOTE

$50,000,000                      Houston, Texas                September 22,2003

        FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of GUARANTY BANK, FSB ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of FIFTY MILLION DOLLARS ($50,000,000), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated of even date herewith by and between Maker and Payee (as amended, restated, or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

        Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

        This Note is issued pursuant to, is the "Note" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

        Without being limited thereto or thereby, this Note is secured by the Security Instruments.

        THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                           (PAGE ONE OF TWO PAGE NOTE)

                                             PRIMEENERGY CORPORATION
                                             PRIMEENERGY MANAGEMENT CORPORATION,
                                             PRIME OPERATING COMPANY, EASTERN
                                             OIL WELL SERVICE COMPANY, SOUTHWEST
                                             OILFIELD CONSTRUCTION COMPANY EOWS
                                             MIDLAND COMPANY

                                             By:
                                                --------------------------------
                                                    Beverly A. Cummings
                                                    Executive Vice President,
                                                    Treasurer, and Chief
                                                    Financial Officer

                                             F-W OIL EXPLORATION L.L.C.

                                             By:
                                                --------------------------------
                                                    Jim R. Brock
                                                    President and CFO

                          (PAGE TWO OF TWO PAGE NOTE)